FIGI

Fortress International Group Inc.

2008 1st Quarter Earnings Presentation

May 14, 2008

Selected New Technology Consulting Projects Added in Q1 2008

- Valero Energy
- Dell Computer
- Digital Realty Trust
- Home Depot
- PEPCO
- University of Kentucky
- Kuwait Finance House
- Switch and Data
- National Academy of Sciences
- Hunt Midwest
- Howard Hughes Medical Systems
- ASB Capital Management

Order Volume vs. Proposal Volume


$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Q1
Q2
Q3
Q4
Q1
2007
2008
Orders Added to Backlog
Proposals Issued

Ending Backlog


$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Q1
Q2
Q3
Q4
Q1
2007
2008
FM
CM
TC

Revenue Growth



20
18
16
14
12
10
8
6
4
2
0
10.1
10.8
12.7
18.2
19.4
Q1
Q2
Q3
Q4
Q1
2007
2008

2007 vs. 2008: Revenue and Adjusted EBITDA


Revenue
140
120
100
80
60
40
20
0
2007 (Actual)
2008 (Projected)


Adjusted EBITDA
3
2
1
0
-1
-2
-3
-4
-5
2007 (Actual)
2008 (Projected)